                                                                    EXHIBIT 10.R
                                 AMENDMENT NO. 7
                   TO AGREEMENT FOR THE TRANSFER OF EMPLOYEES

     This Amendment No. 7 to the Agreement for the Transfer of Employees dated as of December 18, 2002 (the "Amendment") is made by and between NKK Corporation ("NKK") and National Steel Corporation ("NSC").

     WHEREAS, NKK and NSC are parties to the Agreement for the Transfer of Employees effective May 1, 1995 (such Agreement, as amended prior to the date hereof, the "Transfer Agreement");

     WHEREAS, NSC is currently under the protection afforded by Chapter 11 of the U.S. Bankruptcy Code and, as the debtor in possession, is exploring various alternatives to reorganize NSC's businesses, including the sale of NSC's assets and businesses to another company; and

     WHEREAS, NSC and NKK wish to extend the term of the Transfer Agreement so that NSC can continue to receive NKK's technical and business assistance through Transferred Employees (as defined in the Transfer Agreement) during the pendency of the Chapter 11 case and until a Termination Event (as defined below) occurs, but in no event later than April 7, 2003.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Terms used herein, but not otherwise defined herein shall have the meanings assigned thereto in the Transfer Agreement.

2. In Section 1 of the Transfer Agreement (Definitions), the following definitions shall be inserted:

     2.1. "Bankruptcy Code" means SECTIONS 101-1330 of Title 11 of the United States Code, as amended.

     2.2. "Extended Contract Period" means a period commencing on January 1, 2003 and ending on the earlier of (x) 30 days after the first day on which any of the Termination Events has occurred and (y) April 7, 2003.

     2.3. "Termination Event" means any of the following events: (a) sale or transfer of all or substantially all of the assets of NSC to any person or group (other than any group consisting solely of NKK and/or its affiliates); (b) confirmation of a reorganization plan; (c) conversion of the Chapter 11 case to a case under Chapter 7 of the Bankruptcy Code; (d) dismissal of the Chapter 11 case; (e) appointment of a Chapter 11 trustee; or (f) merger, consolidation or acquisition of 50% or more of the voting securities of NSC by any person or group (other than any group consisting solely of NKK and/or its affiliates).

3. In accordance with Section 15 of the Transfer Agreement, the term of the Transfer Agreement is hereby extended for the Extended Contract Period.

4. The Reimbursable Expenses Cap for the Extended Contract Period shall be $1,500,000.

5. Except as modified hereby, all the terms and provisions of the Transfer Agreement and the other documents executed in connection therewith shall remain in full force and effect.

6. Each party agrees to pay all reasonable costs and expenses that it has incurred in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of counsel.

7.   This Amendment may be executed in counterparts.

8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

IN WITNESS WHEREOF, each of the undersigned has caused a counterpart of this Amendment to be duly executed and delivered as of the date referenced above.

                                  NKK CORPORATION

                                  By:   /s/ Mitsugu Aikawa
                                        ----------------------------------------
                                  Name: Mitsugu Aikawa
                                  Title:General Manager, Human Resources Dept.


                                  NATIONAL STEEL CORPORATION

                                  By:   /s/ Ronald J. Werhnyak
                                        ----------------------------------------
                                  Name: Ronald J. Werhnyak
                                  Title:Senior Vice President, General
                                        Counsel & Secretary